HARBOR FUND
    Supplement to Prospectus dated March 1, 2000


The Board of Trustees of Harbor Fund has decided to close Harbor Growth Fund (the "Fund") to new investors effective, 4:00 p.m. (EST) March 24, 2000.
The Fund will continue to sell shares to existing shareholders and permit exchanges from other Harbor funds as long as the exchanging shareholder has an existing Harbor Growth Fund account.

      Shares of Harbor Growth Fund will also
continue to be sold to:

     (A)Beneficiaries of pension or profit sharing plans, pension funds or other benefits plans which plans were record shareholders as of March 24, 2000;

     (B)Certain institutional investors who have expressed an interest in investing in the Fund prior to closing, if approved by an officer of the Fund.

In   category  (B), the minimum initial investment
will be $1,000,000.

The Trustees of Harbor Growth Fund reserve the right to open the Fund to all new investors at any time, but have no present plans to do so.

Effective March 24, 2000